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                                   EXHIBIT 23

                       Consent of Independent Accountants




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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements on Form S-3 (No. 333-98239) and Form S-8 (File Nos. 333-35942, 033-47073, 033-60056, 333-06061, 333-27561, 333-72715, and 333-76697) of
The Scotts Company of our report dated October 30, 2002, relating to the financial statements and financial statement schedules, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
December 10, 2002